[caad 214]

                                  AMENDMENT NO. 4 TO
                                      SCHEDULE A
                             TO DELAWARE GROUP OF FUNDS*
                              FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.


Delaware Group Equity Funds II, Inc.

         Decatur Income Fund
         Decatur Total Return Fund
         Blue Chip Fund (New)
         Quantum Fund (New)


Delaware Group Equity Funds I, Inc.

         Delaware Fund
         Devon Fund


Delaware Group Tax-Free Money Fund, Inc.


Delaware Group Tax-Free Fund, Inc.

         Tax-Free USA Fund
         Tax-Free Insured Fund
         Tax-Free USA Intermediate Fund


Delaware Group Limited-Term Government Funds, Inc.

         Limited-Term Government Fund
         U.S. Government Money Fund


Delaware Group Trend Fund, Inc.


Delaware Group Income Funds, Inc.

         Delchester Fund
         Strategic Income Fund
         High-Yield Opportunities Fund (New)

    *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware

Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.
DMC Tax-Free Income Trust - Pennsylvania


Delaware Group Equity Funds V, Inc.

         Value Fund
         Retirement Income Fund


Delaware Group Global & International Funds, Inc.

         International Equity Fund
         Global Bond Fund
         Global Assets Fund
         Emerging Markets Fund


Delaware Group Equity Funds IV, Inc.

         DelCap Fund
         Capital Appreciation Fund

Delaware Pooled Trust, Inc.

         The Defensive Equity Portfolio
         The Aggressive Growth Portfolio
         The International Equity Portfolio
         The Defensive Equity Small/Mid-Cap Portfolio
         The Defensive Equity Utility Portfolio
         The Labor Select International Equity Portfolio
         The Real Estate Investment Trust Portfolio
         The Fixed Income Portfolio
         The Limited-Term Maturity Portfolio
         The Global Fixed Income Portfolio
         The International Fixed Income Portfolio
         The High-Yield Bond Portfolio


Delaware Group Premium Fund, Inc.

         Equity/Income Series
         High Yield Series
         Capital Reserves Series
         Money Market Series
         Growth Series
         Multiple Strategy Series
         International Equity Series
         Value Series

         Emerging Growth Series
         Global Bond Series


Delaware Group Government Fund, Inc.

Delaware Group Adviser Funds, Inc.

         Enterprise Fund
         U.S. Growth Fund
         World Growth Fund
         New Pacific Fund
         Federal Bond Fund
         Corporate Income Fund


Dated as of: FEBRUARY 24, 1997
           -----------------------



DELAWARE SERVICE COMPANY, INC.

By:  /S/ DAVID K. DOWNES
   --------------------------------
    David K. Downes
    Senior Vice President/Chief
    Administrative Officer/Chief
    Financial Officer
                                  DELAWARE GROUP CASH RESERVE, INC.
                                  DELAWARE GROUP EQUITY FUNDS II, INC.
                                  DELAWARE GROUP EQUITY FUNDS I, INC.
                                  DELAWARE GROUP TAX-FREE FUND, INC.
                                  DELAWARE GROUP TAX-FREE MONEY FUND,INC.
                                  DELAWARE GROUP LIMITED-TERM GOVERNMENT
                                   FUNDS, INC.
                                  DELAWARE GROUP TREND FUND, INC.
                                  DELAWARE GROUP INCOME FUNDS, INC.
                                  DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                                  DELAWARE GROUP EQUITY FUNDS V, INC.
                                  DELAWARE GROUP GLOBAL & INTERNATIONAL
                                   FUNDS, INC.
                                  DELAWARE GROUP EQUITY FUNDS IV, INC.
                                  DELAWARE GROUP PREMIUM FUND, INC.
                                  DELAWARE GROUP GOVERNMENT FUND, INC.
                                  DELAWARE GROUP ADVISER FUNDS, INC.


                                  By:  /S/ WAYNE A. STORK
                                     ------------------------------------------
                                       Wayne A. Stork
                                       Chairman, President and
                                       Chief Executive Officer

                                  DELAWARE POOLED TRUST, INC.


                                  By:  /S/ WAYNE A. STORK
                                     ------------------------------------------
                                       Wayne A. Stork
                                       Chairman